UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	3

Statement of Assets and Liabilities	6

Statement of Operations	7

Statement of Changes in Net Assets	. 8

Financial Highlights	9

Notes to Financial Statements	11

Disclosure of Fund Expenses	20

Board Considerations in Re-Approving the Advisory Agreement	22
The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011
Dear Shareholders:
Your Fund’s performance was 12.39% (Institutional Shares) and 12.43% (Retail Shares) for the six months ended April 30, 2011. The performance of the S&P 500 Growth Index was 14.84% and the S&P 500 Index was 16.36% in the same period of time. Looking at the trailing twelve months, the Fund appreciated by 20.69% (Institutional Shares) and 20.78% (Retail Shares). In the same period, the S&P 500 Growth Index was up 18.99% and the S&P 500 Index appreciated by 17.22%.
While the Fund’s trailing twelve month returns are acceptable to us, the six month numbers could be a bit better. Not surprising to us, these returns follow closely the earnings per share growth of the underlying portfolio. We think the portfolio fundamentals will be the driver of future performance. Therefore, if underlying portfolio profits grow 15-20% per year, we think performance should follow. In an economy where general corporate earnings might grow 8% a year, the Edgewood portfolio’s growth rate of 15-20% a year should stand out. Our goal is to invest in a superior group of businesses that will grow at a far faster rate than the overall market. If we can invest in these companies at an attractive valuation, the returns should follow the earnings growth rate over the long haul. This admittedly simple investment philosophy has served our clients well over the long-term. Short-term performance will gyrate with geopolitical and worldwide economic events, as it has this year.
Since the beginning of the year, we have purchased two new companies in the portfolio.
Illumina (ILMN) is a leading developer and manufacturer of life science tools and integrated systems for analysis of genetic variation and function.
The company’s target customers are a global range of academic, government and biotechnology institutions as well as pharmaceutical and agricultural companies. Illumina’s innovative, array based solutions for DNA, RNA and protein analysis serve as tools for genome analysis, disease research, and drug development.
The products include analytical equipment and arrays, assay chemistries (consumables), and data analysis software. The addressable market continues to expand as DNA sampling becomes more affordable. Also, higher margin consumables will drive earnings growth as more sequencing machines are placed into service.
Future growth will come from molecular diagnostics, biomarker discovery, consumer genotyping/sequencing, and eventually personalized medicine. This is one of the most open ended growth areas we have come across in years.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011
National Oilwell Varco (NOV) is one of the world’s five largest oil and gas service providers. Target markets are manufacturers of large offshore floating rigs and land rigs. The company provides cranes, winches, compressors, drill pipe and drill bits in addition to inspection and repair services.
NOV is focused on delivering shareholder return through innovation, acquisition and excellent balance sheet management while taking advantage of a “super cycle” in new rig construction aimed at meeting the global demand for newer, more technologically advanced rigs. They are also a major beneficiary of increased global exploration in difficult and severe environments.
We think the company’s long term growth in revenue and profits will exceed the industry growth rate of 15% due to new non-rig opportunities such as drill pipes and drill bits.
We continue to believe that growth stocks are especially attractive right now. Valuations remain low, and the companies’ growth outlook remains robust. We compare the favorable dynamics of the companies in this portfolio to a much more muted overall US GDP and corporate profit outlook. If US GDP grows approximately 2-3% a year, we can’t imagine corporate profits growing much more than 8% a year. As mentioned earlier, the companies in the Edgewood Growth Fund are expected to expand profits per share 15-20% a year in the same economic environment. We believe the rapid and consistent earnings growth of this portfolio is under appreciated and we are still in the early stages of quality growth stock outperformance.
Sincerely,
Edgewood Management LLC
This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011 (Unaudited)
SECTOR WEIGHTINGS†:
SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.0%

	Shares	Value
BUSINESS SERVICES — 11.5%
Cognizant Technology Solutions, Cl A*	933,326	$77,372,726
Visa, Cl A	937,360	73,226,563

		150,599,289

CONSUMER DISCRETIONARY — 13.9%
Amazon.com*	314,222	61,744,623
Priceline.com*	113,279	61,964,746
Yum! Brands	1,073,862	57,601,958

		181,311,327

ENERGY — 7.2%
National Oilwell Varco	600,684	46,066,456
Southwestern Energy*	1,077,004	47,237,395

		93,303,851

FINANCIALS — 9.9%
CME Group, Cl A	226,761	67,069,101
T Rowe Price Group	975,207	62,657,050

		129,726,151

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 17.4%
Allergan	425,916	$33,885,877
Celgene*	1,500,096	88,325,652
Illumina*	570,717	40,509,493
Intuitive Surgical*	182,699	63,889,840

		226,610,862

INDUSTRIALS — 7.3%
Expeditors International of Washington	933,409	50,656,106
Quanta Services*	2,065,794	44,786,414

		95,442,520

INFORMATION TECHNOLOGY — 14.4%
Apple*	187,247	65,205,023
First Solar*	337,724	47,136,138
Oracle	2,110,174	76,071,773

		188,412,934

MATERIALS — 3.7%
Praxair	448,924	47,774,492

TELECOMMUNICATION SERVICES — 4.6%
American Tower, Cl A*	1,137,172	59,485,467

WIRELESS — 6.1%
Qualcomm	1,394,951	79,289,015

TOTAL COMMON STOCK
(Cost $951,472,210)		1,251,955,908

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011 (Unaudited)
SHORT—TERM INVESTMENT — 1.2%

	Shares	Value
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, Cl I, 0.140% (A) (Cost $15,269,346)	15,269,346	$15,269,346

TOTAL INVESTMENTS — 97.2% (Cost $966,741,556)		$1,267,225,254

Percentages are based on Net Assets of $1,304,303,305.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2011.

Cl	Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND APRIL 30, 2011 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $966,741,556)	$1,267,225,254
Receivable for Investment Securities Sold	40,055,492
Receivable for Capital Shares Sold	2,795,717
Dividend Receivable	401,036
Receivable due from Investment Adviser	167,512
Prepaid Expenses	23,813

Total Assets	1,310,668,824

Liabilities:
Payable for Investment Securities Purchased	4,410,144
Payable due to Investment Adviser	1,057,953
Payable for Capital Shares Redeemed	687,541
Payable due to Administrator	90,801
Distribution Fees Payable (Retail Shares)	17,576
Payable due to Shareholder Servicing Agent (Retail Shares)	15,896
Chief Compliance Officer Fees Payable	3,272
Payable due to Trustees	2,149
Other Accrued Expenses	80,187

Total Liabilities	6,365,519

Net Assets	$1,304,303,305

Net Assets Consist of:
Paid-in-Capital	$1,126,902,077
Accumulated Net Investment Loss	(2,475,622)
Accumulated Net Realized Loss on Investments	(120,606,848)
Net Unrealized Appreciation on Investments	300,483,698

$1,304,303,305

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($1,225,812,498 ÷ 100,016,153 shares)	$12.25

Net Asset Value, Offering and Redemption Price Per Share — Retail Shares ($78,490,807 ÷ 6,525,459 shares)	$12.03

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)
STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$3,224,377

Total Investment Income	3,224,377

Expenses
Investment Advisory Fees	5,495,836
Administration Fees	476,862
Distribution Fees (Retail Fees)	120,720
Shareholder Servicing Fees (Retail Shares)	83,442
Chief Compliance Officer Fees	4,756
Trustees’ Fees	4,143
Transfer Agent Fees	155,998
Professional Fees	36,224
Registration Fees	30,889
Printing Fees	29,754
Custodian Fees	19,750
Insurance and Other Expenses	11,641

Total Expenses	6,470,015
Less:
Waiver of Investment Advisory Fees*	(767,443)
Fees Paid Indirectly	(2,573)

Net Expenses	5,699,999

Net Investment Loss	(2,475,622)

Net Realized Gain on Investments	30,413,558
Net Realized Gain on Foreign Currency Transactions	467
Net Change in Unrealized Appreciation on Investments	99,698,470

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	130,112,495

Net Increase in Net Assets Resulting from Operations	$127,636,873

*	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2011	October 31,
	(Unaudited)	2010
Operations:
Net Investment Loss	$(2,475,622)	$(4,009,166)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	30,414,025	(1,512,893)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	99,698,470	142,676,649

Net Increase in Net Assets Resulting from Operations	127,636,873	137,154,590

Capital Share Transactions:(1)
Institutional Shares
Issued	384,704,033	323,076,355 (2)
Redeemed	(104,523,945)	(500,742,655)

Net Institutional Share Transactions	280,180,088	(177,666,300)

Retail Shares
Issued	18,615,815	75,367,779 (2)
Redeemed	(45,179,810)	(76,782,869)

Net Retail Share Transactions	(26,563,995)	(1,415,090)

Net Increase/Decrease in Net Assets from Share Transactions	253,616,093	(179,081,390)

Total Increase (Decrease) in Net Assets	381,252,966	(41,926,800)

Net Assets:
Beginning of Period	923,050,339	964,977,139

End of Period (including accumulated net investment loss of $2,475,622 and $0, respectively)	$1,304,303,305	$923,050,339

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Includes subscriptions as a result of an in-kind transfer of securities (See Note 11).
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Institutional Shares
	Six Months
	Ended		Year	Year	Year	Year	Period
	April 30,		Ended	Ended	Ended	Ended	Ended
	2011		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2010	2009	2008	2007	2006*
Net Asset Value,
Beginning of Period	$10.90		$9.32	$8.45	$13.61	$10.48	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		(0.04)	(0.05)	(0.05)	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss)	1.37		1.62	0.92	(4.91)	3.14	0.51

Total from Operations	1.35		1.58	0.87	(4.96)	3.13	0.48

Distributions:
Net Realized Gain	—		—	—	(0.20)	—	—

Net Asset Value, End of Period	$12.25		$10.90	$9.32	$8.45	$13.61	$10.48

Total Return†	12.39%		16.95%	10.30%	(36.93)%	29.87%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,225,812		$829,040	$881,970	$448,470	$114,512	$24,108
Ratio of Expenses to Average Net Assets	1.00	%**	1.00%	1.00%	1.00%	1.00%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14	%**	1.14%	1.16%	1.20%	1.75%	3.36	%**
Ratio of Net Investment Loss to Average Net Assets	(0.42)	%**	(0.36)%	(0.56)%	(0.44)%	(0.07)%	(0.50)	%**
Portfolio Turnover Rate	22	%***	75%	38%	86%	64%	33	%***

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Commenced operations on February 28, 2006.

**	Annualized

***	Not Annualized

(1)	Calculated using average shares.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Retail Shares
	Six Months
	Ended		Year	Year	Year	Year	Period
	April 30,		Ended	Ended	Ended	Ended	Ended
	2011		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2010	2009	2008	2007	2006*
Net Asset Value, Beginning of Period	$10.70		$9.15	$8.31	$13.53	$10.45	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)		(0.07)	(0.08)	(0.09)	(0.08)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.38		1.62	0.92	(4.93)	3.16	0.51

Total from Operations	1.33		1.55	0.84	(5.02)	3.08	0.45

Distributions:
Net Realized Gain	—		—	—	(0.20)	—	—

Net Asset Value, End of Period	$12.03		$10.70	$9.15	$8.31	$13.53	$10.45

Total Return†	12.43%		16.94%	10.11%	(37.60)%	29.47%	4.50%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$78,491		$94,010	$83,007	$16,769	$739	$19
Ratio of Expenses to Average Net Assets	1.42	%**	1.38%	1.35%	1.50%	1.50%	1.50	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.56	%**	1.53%	1.51%	1.70%	1.95%	66.15	%**
Ratio of Net Investment Loss to Average Net Assets	(0.81)	%**	(0.74)%	(0.93)%	(0.83)%	(0.65)%	(0.93)	%**
Portfolio Turnover Rate	22	%***	75%	38%	86%	64%	33	%***

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Commenced operations on February 28, 2006.

**	Annualized

***	Not Annualized

(1)	Calculated using average shares.

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The investment objective of the Fund is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2011, there were no securities valued in accordance with the Fair Value Procedures.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that priorities the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of April 30, 2011, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the six months ended April 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2011, there were no Level 3 securities.
For the six months ended April 30, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
As of April 30, 2011, 1.34% of net assets were held by affiliated investors.
4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:
The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services at an annual rate of 0.10% on the first $250 million, 0.09% on the next $250 million, and 0.08% of any amount above $500 million of the Fund’s average daily net assets. There is a minimum annual rate of $90,000 for the Fund, plus $15,000 for each additional class of shares.
The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on November 14, 2005.
The Trust and Distributor are parties to a Distribution Plan dated August 8, 1994, amended and restated on August 14, 2000. The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.
The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2011, the Fund incurred $83,442 or 0.09%, of shareholder servicing fees.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2011, the Fund earned cash management credits of

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
$2,573, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
5. Investment Advisory:
Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 29, 2012. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, Distribution (12b-1) fees and shareholder servicing fees, until February 29, 2012.
6. Share Transactions

	Six Months	Year
	Ended	Ended
	April 30, 2011	October 31,
	(Unaudited)	2010
Share Transactions:
Institutional
Issued	33,076,874	32,928,395
Redeemed	(9,110,881)	(51,460,175)

Net Share Transactions	23,965,993	(18,531,780)

Retail
Issued	1,634,824	7,902,170
Redeemed	(3,898,539)	(8,180,219)

Net Share Transactions	(2,263,715)	(278,049)

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
7. Investment Transactions:
For the six months ended April 30, 2011, the Fund made purchases of $492,376,879 and sales of $238,449,483 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases of long-term U.S. Government securities.
8. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
There were no dividends and distributions declared during the fiscal years ended October 31, 2010 and October 31, 2009.
As of October 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(123,944,428)
Unrealized Appreciation	173,708,783

Total Net Distributable Earnings	$49,764,355

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2010, the Fund had the following capital loss carryforwards:

Year Expiring	Amount
October 2018	$11,006,324
October 2017	83,149,985
October 2016	29,788,119
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2011 were as follows:

	Aggregate Gross	Aggregate Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$966,741,556	$305,351,940	$(4,868,242)	$300,483,698
9. Concentration/Risks:
The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
10. Other:
At April 30, 2011, 23% of Institutional and 85% of Retail total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
11. In-kind Transfer of Securities:
During the year ended October 31, 2010, the Fund issued shares of beneficial interest in exchange for securities. The securities were transferred to the Fund at their current value on the date of the transaction.

Transaction Date	Shares Issued	Value
April 23, 2010	118,862	$1,227,840
April 26, 2010	375,498	$3,875,137
October 06, 2010	581,017	$6,013,528
12. Subsequent Events:
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways.
•	Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•	Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (continued)
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/10	4/30/11	Ratios	Period*
Actual Fund Return
Institutional Shares	$1,000.00	$1,123.90	1.00%	$5.27
Retail Shares	1,000.00	1,124.30	1.42	7.48

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.84	1.00%	$5.01
Retail Shares	1,000.00	1,017.75	1.42	7.10

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on February 15-16, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, ownership structure, investment personnel, execution quality and soft dollar policies, risk management and business plan. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)
the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent, and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.
The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment Performance of the Fund and the Adviser
The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the Fund’s performance, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that, although the Fund had underperformed its benchmark over recent periods of time, its recent and longer-term performance was not substantially below that of its respective benchmark and did not

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)
necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fee paid by the Fund to the Adviser, the fee waivers that the Adviser had made over the period, and the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and that the fee appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

NOTES

Edgewood Growth Fund
P.O. Box 219009
Kansas City, MO 64121-9009
1-800-791-4226
Investment Adviser:
Edgewood Management LLC
350 Park Avenue 18th Floor
New York, New York 10022-6057
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
This information must be preceded or accompanied by a current prospectus for the Fund.
EMC-SA-001-0600

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund
By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President
Date: 07/08/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President
Date: 07/08/11

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: 07/08/11

*	Print the name and title of each signing officer under his or her signature.